Filed Pursuant to Rule 497(d)

INVESCO UNIT TRUSTS, SERIES 2174

The Utility Income Portfolio 2021-4

Supplement to the Prospectus

Effective February 2, 2022, Exelon Corporation (ticker: EXC) has separated into two publicly traded companies, Exelon Corporation and Constellation Energy Corporation (ticker: CEGVV). As a holder of shares of Exelon Corporation, the Portfolio will receive one share of Constellation Energy Corporation for every three shares of Exelon Corporation that it owned as of the January 20, 2022 record date. The Portfolio will continue to hold and buy shares of each of Exelon Corporation and Constellation Energy Corporation.

Supplement Dated: February 2, 2022